1 Earnings Release Supplement Third Quarter 2025 (UNAUDITED) November 4, 2025

2 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

3 Forward-Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: • our ability to increase our dividend per share of common stock; • the state of the U.S. economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular; • market trends in our industry, interest rates, real estate values and the capital markets; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions and dispositions; • our projected operating results; • actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of such actions, initiatives and policies; • our ability to manage our relationships with our management companies and franchisors; • our ability to maintain our existing and future financing arrangements; • changes in the value of our properties; • the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; • our ability to satisfy the requirements for qualification as a REIT under the U.S. Tax Code; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders; • the availability of qualified personnel; • our ability to make distributions to our stockholders in the future; • the general volatility of the market price of our securities; and • the degree and nature of our competition. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. These factors are discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and in other documents we have filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement is effective only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, this presentation contains certain unaudited historical and pro forma information and metrics which are based or calculated from historical data that is maintained or produced by Summit Hotel Properties, Inc. or third parties. This presentation contain statistics and other data that may have been obtained from, or compiled from, information made available by third-parties.

4 Non-GAAP Financial Measures We disclose certain “non-GAAP financial measures,” which are measures of our historical financial performance. Non-GAAP financial measures are financial measures not prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures are as follows: (i) Funds From Operations (“FFO”) and Adjusted Funds from Operations ("AFFO"), (ii) Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDAre (as described below). We caution investors that amounts presented in accordance with our definitions of non-GAAP financial measures may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP financial measures in the same manner. Our non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of our operating performance. Our non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, debt service obligations and other commitments and uncertainties. Although we believe that our non- GAAP financial measures can enhance the understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily better indicators of any trend as compared to a comparable measure prescribed by GAAP such as net income (loss). FFO and AFFO As defined by Nareit, FFO represents net income or loss (computed in accordance with GAAP), excluding preferred dividends, gains (or losses) from sales of real property, impairment losses on real estate assets, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization related to real estate assets, and adjustments for unconsolidated partnerships, and joint ventures. AFFO represents FFO excluding amortization of deferred financing costs, franchise fees, equity-based compensation expense, transaction costs, debt transaction costs, premiums on redemption of preferred shares, losses from net casualties, non-cash interest income and non-cash income tax related adjustments to our deferred tax asset. Unless otherwise indicated, we present FFO and AFFO applicable to our common shares and common units. We present FFO and AFFO because we consider FFO and AFFO an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO and AFFO when reporting their results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and AFFO exclude depreciation and amortization related to real estate assets, gains and losses from real property dispositions and impairment losses on real estate assets, and certain transaction costs related to lodging property acquisition activities and debt, FFO and AFFO provide performance measures that, when compared year over year, reflect the effect to operations from trends in occupancy, guestroom rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our computation of FFO differs slightly from the computation of Nareit-defined FFO related to the reporting of depreciation and amortization expense on assets at our corporate offices, which is de minimis. Our computation of FFO may also differ from the methodology for calculating FFO used by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO and AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Where indicated in this Earnings Release Supplement, FFO is based on our computation of FFO and not the computation of Nareit- defined FFO unless otherwise noted.

5 Non-GAAP Financial Measures (cont.) EBITDAre and Adjusted EBITDAre In September 2017, Nareit proposed a standardized performance measure, called EBITDAre, which is based on EBITDA and is expected to provide additional relevant information about REITs as real estate companies in support of growing interest among generalist investors. The conclusion was reached that, while dedicated REIT investors have long been accustomed to utilizing the industry’s supplemental measures such as FFO and net operating income (“NOI”) to evaluate the investment quality of REITs as real estate companies, it would be helpful to generalist investors for REITs as real estate companies to also present EBITDAre as a more widely known and understood supplemental measure of performance. EBITDAre is intended to be a supplemental non-GAAP performance measure that is independent of a company’s capital structure and will provide a uniform basis for one measurement of the enterprise value of a company compared to other REITs. EBITDAre, as defined by Nareit, is calculated as EBITDA, excluding: (i) loss and gains on disposition of property and (ii) asset impairments, if any. We believe EBITDAre is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional non-recurring or unusual items described below provides useful supplemental information to investors regarding our on-going operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to meet general operating expenses, to make capital expenditures and to fund other cash needs, or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results.

6 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

7 Summary Financial Results (Unaudited) (Amounts in thousands, except per share metrics and statistics) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2025 2024 2025 2024 Net (loss) income attributable to common stockholders $ (11,301) $ (4,272) $ (17,597) $ 24,461 Net (loss) income per diluted share $ (0.11) $ (0.04) $ (0.17) $ 0.21 Total revenues $ 177,117 $ 176,807 $ 554,512 $ 558,852 EBITDAre (1) $ 46,166 $ 53,745 $ 165,665 $ 184,699 Adjusted EBITDAre (1) $ 39,263 $ 45,340 $ 135,189 $ 150,061 FFO (1) $ 16,289 $ 23,135 $ 66,371 $ 83,557 Adjusted FFO (1) $ 21,253 $ 27,610 $ 81,319 $ 93,976 FFO per diluted share and unit (1) $ 0.13 $ 0.19 $ 0.54 $ 0.67 Adjusted FFO per diluted share and unit (1) $ 0.17 $ 0.22 $ 0.66 $ 0.76 Pro Forma (2) RevPAR $ 116.57 $ 121.62 $ 123.42 $ 126.45 RevPAR Growth (4.2) % (2.4) % Hotel EBITDA $ 54,118 $ 62,180 $ 188,144 $ 204,344 Hotel EBITDA Margin 30.6% 34.1% 33.9% 36.1 % Hotel EBITDA Margin Change (351) bps (221) bps Same Store (3) RevPAR $ 115.77 $ 120.23 $ 123.32 $ 125.82 RevPAR Growth (3.7) % (2.0) % Hotel EBITDA $ 51,993 $ 59,615 $ 182,980 $ 198,436 Hotel EBITDA Margin 30.3% 33.9% 33.9% 36.2 % Hotel EBITDA Margin Change (356) bps (229) bps 1. See tables later in this presentation for a discussion and reconciliation of Net (loss) income to non-GAAP financial measures, including earnings before interest, taxes, depreciation, and amortization (“EBITDA”), EBITDAre, adjusted EBITDAre, funds from operations (“FFO”), FFO per diluted share and unit, adjusted FFO (“AFFO”), and AFFO per diluted share and unit, as well as a reconciliation of Operating income to hotel EBITDA. See “Non-GAAP Financial Measures” at the end of this presentation. 2. Unless stated otherwise in this presentation, all pro forma information includes operating and financial results for 97 lodging properties owned as of September 30, 2025, as if each hotel had been owned by the Company since January 1, 2024 and remained open for the entirety of the measurement period. As a result, all pro forma information includes operating and financial results for hotels acquired since January 1, 2024, which may include periods prior to the Company’s ownership. Pro forma and non-GAAP financial measures are unaudited. 3. All same store information includes operating and financial results for 95 hotels owned as of January 1, 2024, and at all times during the three and nine months ended September 30, 2025 and 2024.

Summary Pro Forma Operating Results (Unaudited)

(Amounts in thousands, except operating statistics)

	2024	2025			Trailing Twelve Months Ended
Pro Forma Operating Data: (1)	**Q4**	**Q1**	**Q2**	**Q3**	**September 30, 2025**
Pro forma room revenue	$ 156,955	$ 163,731	$ 170,599	$ 156,323	$ 647,608
Pro forma other hotel operations revenue	20,299	20,747	22,318	20,794	84,158
Pro forma total revenues	**177,254**	**184,478**	**192,917**	**177,117**	**731,766**
Pro forma total hotel operating expenses	116,886	118,873	124,496	122,999	483,254
Pro forma hotel EBITDA	**$ 60,368**	**$ 65,605**	**$ 68,421**	**$ 54,118**	**$ 248,512**
Pro forma hotel EBITDA Margin	*34.1 %*	*35.6 %*	*35.5 %*	*30.6 %*	*34.0 %*
Pro Forma Statistics: (1)					
Rooms sold	957,027	946,105	1,029,583	987,833	3,920,548
Rooms available	1,339,060	1,309,950	1,324,598	1,341,084	5,314,692
Occupancy	*71.5 %*	*72.2 %*	*77.7 %*	*73.7 %*	*73.8 %*
ADR	$ 164.00	$ 173.06	$ 165.70	$ 158.25	$ 165.18
RevPAR	$ 117.21	$ 124.99	$ 128.79	$ 116.57	$ 121.85
Actual Statistics:					
Rooms sold	935,012	946,105	1,029,583	987,833	3,898,533
Rooms available	1,312,953	1,309,950	1,324,598	1,341,084	5,288,585
Occupancy	*71.2 %*	*72.2 %*	*77.7 %*	*73.7 %*	*73.7 %*
ADR	$ 163.47	$ 173.06	$ 165.70	$ 158.25	$ 165.06
RevPAR	$ 116.42	$ 124.99	$ 128.79	$ 116.57	$ 121.68

1. Unaudited pro forma information includes operating results for 97 hotels owned as of September 30, 2025, as if all such hotels had been owned by the Company since October 1, 2024. For hotels acquired by the Company after October 1, 2024, the Company has included in the pro forma information the financial results of each of the hotels for the period from October 1, 2024, to September 30, 2025. The financial results for the hotels include information provided by the third-party owner of such hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any hotels sold by the Company after October 1, 2024, the Company excludes the financial results of each of those hotels from October 1, 2024 to the date the hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

SUMMIT HOTEL PROPERTIES

8

9 Adjusted EBITDAre Reconciliation (Unaudited) (Amounts in thousands) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2025 2024 2025 2024 Net (loss) income $ (11,760) $ (3,556) $ (9,100) $ 37,975 Depreciation and amortization 37,634 36,708 112,123 109,965 Interest expense 20,676 20,428 61,260 62,840 Interest income on cash deposits (89) (145) (334) (566) Income tax (benefit) expense (352) 332 1,580 2,924 EBITDA 46,109 53,767 165,529 213,138 Loss (gain) on disposal of assets and other dispositions, net 57 (22) 136 (28,439) EBITDAre 46,166 53,745 165,665 184,699 Amortization of key money liabilities (129) (120) (387) (362) Equity-based compensation 2,049 1,854 6,754 6,337 Transaction costs — 10 — 10 Debt transaction costs 323 66 338 647 Gain on extinguishment of debt — — — (3,000) Non-cash interest income — (134) — (400) Non-cash lease expense, net 108 110 374 332 Casualty losses (gains), net 470 244 1,194 (637) Other 885 604 885 966 Loss related to non-controlling interests in consolidated joint ventures 3,565 3,274 3,051 4,011 Adjustments related to non-controlling interests in consolidated joint ventures (14,174) (14,313) (42,685) (42,542) Adjusted EBITDAre $ 39,263 $ 45,340 $ 135,189 $ 150,061

10 Adjusted FFO Reconciliation (Unaudited) (Amounts in thousands, except per share metrics) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2025 2024 2025 2024 Net (loss) income $ (11,760) $ (3,556) $ (9,100) $ 37,975 Preferred dividends (3,968) (3,968) (11,906) (11,906) Distributions to and accretion of redeemable non-controlling interests (656) (656) (1,970) (1,970) Loss related to non-controlling interests in consolidated joint ventures 3,565 3,274 3,051 4,011 Net (loss) income applicable to common shares and Common Units (12,819) (4,906) (19,925) 28,110 Real estate-related depreciation 37,064 35,721 110,421 106,590 Loss (gain) on disposal of assets and other dispositions, net 57 (22) 136 (28,439) FFO adjustments related to non-controlling interests in consolidated joint ventures (8,013) (7,658) (24,261) (22,704) FFO applicable to common shares and Common Units 16,289 23,135 66,371 83,557 Amortization of deferred financing costs 1,929 1,640 5,279 4,880 Amortization of franchise fees 180 169 530 494 Amortization of intangible assets, net 263 698 787 2,520 Equity-based compensation 2,049 1,854 6,754 6,337 Transaction costs — 10 — 10 Debt transaction costs 323 66 338 647 Gain on extinguishment of debt — — — (3,000) Non-cash interest income — (134) — (400) Non-cash lease expense, net 108 110 374 332 Casualty losses (gains), net 470 244 1,194 (637) Deferred tax (benefit) expense (532) — 636 (3) Other 885 604 885 966 AFFO adjustments related to non-controlling interests in consolidated joint ventures (711) (786) (1,829) (1,727) AFFO applicable to common shares and Common Units $ 21,253 $ 27,610 $ 81,319 $ 93,976 FFO per share of common share/Common Unit $ 0.13 $ 0.19 $ 0.54 $ 0.67 AFFO per common share/Common Unit $ 0.17 $ 0.22 $ 0.66 $ 0.76 Weighted-average diluted common shares/Common Units 121,635 124,580 123,211 124,389

Reconciliation to Adjusted EBITDA*re* - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Three Months Ended September 30,	Summit Wholly-Owned		GIC Joint Venture [2]		Other Joint Ventures [2]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Number Rooms Sold	582,374	590,969	384,152	355,463	21,307	19,587	987,833	966,019						
Number of Rooms Available	786,232	795,432	527,344	490,820	27,508	25,311	1,341,084	1,311,563						
Occupancy	74.1 %	74.3 %	72.8 %	72.4 %	77.5 %	77.4 %	73.7 %	73.7 %						
Average Daily Rate	$ 162.80	$ 168.49	$ 151.35	$ 154.21	$ 158.15	$ 154.13	$ 158.25	$ 162.95						
Room Revenue PAR	$ 120.59	$ 125.18	$ 110.26	$ 111.68	$ 122.50	$ 119.28	$ 116.57	$ 120.02						
Room Revenue	$ 94,810	$ 99,572	$ 58,143	$ 54,817	$ 3,370	$ 3,019	$ 156,323	$ 157,408						
Other revenue	11,055	10,311	7,215	6,514	2,524	2,574	20,794	19,399						
Total Revenue	**$ 105,865**	**$ 109,883**	**$ 65,358**	**$ 61,331**	**$ 5,894**	**$ 5,593**	**$ 177,117**	**$ 176,807**						
Hotel EBITDA	**$ 31,598**	**$ 36,814**	**$ 21,784**	**$ 22,293**	**$ 737**	**$ 817**	**$ 54,119**	**$ 59,924**						
% margin	29.8 %	33.5 %	33.3 %	36.3 %	12.5 %	14.6 %	30.6 %	33.9 %						
Net (loss) income	$ (3,053)	$ 4,234	$ (7,007)	$ (6,497)	$ (1,700)	$ (1,293)	$ (11,760)	$ (3,556)	$ 3,395	$ 3,145	$ 170	$ 129	$ (8,195)	$ (282)
Depreciation and amortization	19,809	19,327	16,419	16,296	1,406	1,085	37,634	36,708	(8,045)	(7,985)	(141)	(109)	29,448	28,614
Interest expense	8,059	7,534	11,588	11,891	1,029	1,003	20,676	20,428	(5,678)	(5,827)	(103)	(100)	14,895	14,501
Interest income	(73)	(139)	(16)	(6)	—	—	(89)	(145)	8	3	—	—	(81)	(142)
Income tax (benefit) expense	(351)	(19)	(1)	351	—	—	(352)	332	—	(172)	—	—	(352)	160
EBITDA	**24,391**	**30,937**	**20,983**	**22,035**	**735**	**795**	**46,109**	**53,767**	**(10,320)**	**(10,836)**	**(74)**	**(80)**	**35,715**	**42,851**
Gain on disposal of assets and other dispositions, net	—	19	57	(60)	—	19	57	(22)	(28)	29	—	(2)	29	5
EBITDA*re*	**24,391**	**30,956**	**21,040**	**21,975**	**735**	**814**	**46,166**	**53,745**	**(10,348)**	**(10,807)**	**(74)**	**(82)**	**35,744**	**42,856**
Amortization of key money liabilities	(60)	(51)	(51)	(51)	(18)	(18)	(129)	(120)	25	25	2	2	(102)	(93)
Equity-based compensation	2,049	1,854	—	—	—	—	2,049	1,854	—	—	—	—	2,049	1,854
Transaction costs	—	10	—	—	—	—	—	10	—	—	—	—	—	10
Debt transaction costs	1	60	323	6	(1)	—	323	66	(158)	(3)	—	—	165	63
Non-cash interest income [1]	—	(134)	—	—	—	—	—	(134)	—	—	—	—	—	(134)
Non-cash lease expense, net	101	104	7	6	—	—	108	110	(3)	(3)	—	—	105	107
Casualty losses (gains), net	340	357	121	(121)	9	8	470	244	(59)	61	(1)	(1)	410	304
Other	956	134	—	470	(71)	—	885	604	(3)	(231)	10	—	892	373
Adjusted EBITDA*re*	**$ 27,778**	**$ 33,290**	**$ 21,440**	**$ 22,285**	**$ 654**	**$ 804**	**$ 49,872**	**$ 56,379**	**$ (10,546)**	**$ (10,958)**	**$ (63)**	**$ (81)**	**$ 39,263**	**$ 45,340**

1. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.
2. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

11

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted EBITDA*re* - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Nine Months Ended September 30,	Summit Wholly-Owned		GIC Joint Venture [2]		Other Joint Ventures [2]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Number Rooms Sold	1,728,852	1,770,585	1,168,670	1,118,300	65,999	61,477	2,963,521	2,950,362						
Number of Rooms Available	2,332,938	2,412,874	1,565,138	1,481,190	77,556	75,361	3,975,632	3,969,425						
Occupancy	74.1 %	73.4 %	74.7 %	75.5 %	85.1 %	81.6 %	74.5 %	74.3 %						
Average Daily Rate	$ 164.98	$ 171.63	$ 163.46	$ 161.80	$ 218.14	$ 211.97	$ 165.56	$ 168.75						
Room Revenue PAR	$ 122.26	$ 125.95	$ 122.05	$ 122.16	$ 185.63	$ 172.91	$ 123.42	$ 125.42						
Room Revenue	$ 285,228	$ 303,892	$ 191,028	$ 180,941	$ 14,397	$ 13,031	$ 490,653	$ 497,864						
Other revenue	31,984	30,860	23,168	21,782	8,707	8,346	63,859	60,988						
Total Revenue	**$ 317,212**	**$ 334,752**	**$ 214,196**	**$ 202,723**	**$ 23,104**	**$ 21,377**	**$ 554,512**	**$ 558,852**						
Hotel EBITDA	**$ 99,038**	**$ 115,409**	**$ 81,535**	**$ 79,784**	**$ 7,476**	**$ 6,284**	**$ 188,049**	**$ 201,477**						
% margin	31.2 %	34.5 %	38.1 %	39.4 %	32.4 %	29.4 %	33.9 %	36.1 %						
Net (loss) income	$ (3,217)	$ 45,996	$ (6,462)	$ (8,426)	$ 579	$ 405	$ (9,100)	$ 37,975	$ 3,109	$ 4,052	$ (58)	$ (41)	$ (6,049)	$ 41,986
Depreciation and amortization	58,545	57,932	49,895	48,773	3,683	3,260	112,123	109,965	(24,449)	(23,899)	(368)	(326)	87,306	85,740
Interest expense	23,528	24,190	34,540	35,637	3,192	3,013	61,260	62,840	(16,925)	(17,462)	(319)	(301)	44,016	45,077
Interest income	(294)	(541)	(40)	(25)	—	—	(334)	(566)	20	12	—	—	(314)	(554)
Income tax expense	888	832	692	2,092	—	—	1,580	2,924	(339)	(1,025)	—	—	1,241	1,899
EBITDA	**79,450**	**128,409**	**78,625**	**78,051**	**7,454**	**6,678**	**165,529**	**213,138**	**(38,584)**	**(38,322)**	**(745)**	**(668)**	**126,200**	**174,148**
Loss (gain) on disposal of assets and other dispositions, net	38	(28,271)	98	(187)	—	19	136	(28,439)	(48)	92	—	(2)	88	(28,349)
EBITDA*re*	**79,488**	**100,138**	**78,723**	**77,864**	**7,454**	**6,697**	**165,665**	**184,699**	**(38,632)**	**(38,230)**	**(745)**	**(670)**	**126,288**	**145,799**
Amortization of key money liabilities	(179)	(154)	(154)	(154)	(54)	(54)	(387)	(362)	75	75	5	5	(307)	(282)
Equity-based compensation	6,754	6,337	—	—	—	—	6,754	6,337	—	—	—	—	6,754	6,337
Transaction costs	—	10	—	—	—	—	—	10	—	—	—	—	—	10
Debt transaction costs	1	627	323	20	14	—	338	647	(158)	(10)	(1)	—	179	637
Gain on extinguishment of debt	—	(3,000)	—	—	—	—	—	(3,000)	—	—	—	—	—	(3,000)
Non-cash interest income [1]	—	(400)	—	—	—	—	—	(400)	—	—	—	—	—	(400)
Non-cash lease expense, net	354	348	20	(16)	—	—	374	332	(10)	8	—	—	364	340
Casualty losses (gains), net	880	743	291	(984)	23	(396)	1,194	(637)	(143)	482	(2)	40	1,049	(115)
Other	640	496	—	470	245	—	885	966	2	(231)	(25)	—	862	735
Adjusted EBITDAre	**$ 87,938**	**$ 105,145**	**$ 79,203**	**$ 77,200**	**$ 7,682**	**$ 6,247**	**$ 174,823**	**$ 188,592**	**$ (38,866)**	**$ (37,906)**	**$ (768)**	**$ (625)**	**$ 135,189**	**$ 150,061**

1. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.
2. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

12

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited)

(Amounts in thousands, except per share metrics)

For The Three Months Ended September 30,	Summit Wholly-Owned 2025	Summit Wholly-Owned 2024	GIC Joint Venture [1] 2025	GIC Joint Venture [1] 2024	Other Joint Ventures [1] 2025	Other Joint Ventures [1] 2024	Combined 2025	Combined 2024	GIC JV Pro Rata Adj 2025	GIC JV Pro Rata Adj 2024	Other JVs Pro Rata Adj 2025	Other JVs Pro Rata Adj 2024	Pro Rata 2025	Pro Rata 2024
Net (loss) income	$ (3,053)	$ 4,234	$ (7,007)	$ (6,497)	$ (1,700)	$ (1,293)	$ (11,760)	$ (3,556)	$ 3,395	$ 3,145	$ 170	$ 129	$ (8,195)	$ (282)
Preferred dividends	(3,968)	(3,968)	—	—	—	—	(3,968)	(3,968)	—	—	—	—	(3,968)	(3,968)
Distributions to and accretion of redeemable non-controlling interests	(656)	(656)	—	—	—	—	(656)	(656)	—	—	—	—	(656)	(656)
Net loss applicable to common shares and Common Units	**(7,677)**	**(390)**	**(7,007)**	**(6,497)**	**(1,700)**	**(1,293)**	**(16,384)**	**(8,180)**	**3,395**	**3,145**	**170**	**129**	**(12,819)**	**(4,906)**
Real estate-related depreciation	19,664	19,186	16,012	15,468	1,388	1,067	37,064	35,721	(7,846)	(7,579)	(139)	(107)	29,079	28,035
Gain on disposal of assets and other dispositions, net	—	19	57	(60)	—	19	57	(22)	(28)	30	—	(2)	29	6
FFO applicable to common shares and Common Units	**11,987**	**18,815**	**9,062**	**8,911**	**(312)**	**(207)**	**20,737**	**27,519**	**(4,479)**	**(4,404)**	**31**	**20**	**16,289**	**23,135**
Amortization of deferred financing costs	1,064	1,161	792	464	73	15	1,929	1,640	(388)	(227)	(7)	(2)	1,534	1,411
Amortization of franchise fees	94	90	86	79	—	—	180	169	(42)	(39)	—	—	138	130
Amortization of intangible assets	(8)	1	271	697	—	—	263	698	(133)	(342)	—	—	130	356
Equity based compensation	2,049	1,854	—	—	—	—	2,049	1,854	—	—	—	—	2,049	1,854
Transaction costs	—	10	—	—	—	—	—	10	—	—	—	—	—	10
Debt transaction costs	1	60	323	6	(1)	—	323	66	(158)	(3)	—	—	165	63
Gain on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest income [2]	—	(134)	—	—	—	—	—	(134)	—	—	—	—	—	(134)
Non-cash lease expense, net	102	104	6	6	—	—	108	110	(3)	(3)	—	—	105	107
Casualty losses (gains), net	340	357	121	(121)	9	8	470	244	(59)	61	(1)	(1)	410	304
Deferred tax benefit	(386)	—	(146)	—	—	—	(532)	—	72	—	—	—	(460)	—
Other	956	134	—	470	(71)	—	885	604	1	(230)	7	—	893	374
AFFO applicable to common shares and common units [3]	**$ 16,199**	**$ 22,452**	**$ 10,515**	**$ 10,512**	**$ (302)**	**$ (184)**	**$ 26,412**	**$ 32,780**	**$ (5,189)**	**$ (5,187)**	**$ 30**	**$ 17**	**$ 21,253**	**$ 27,610**
FFO per common share/Common Unit													$ 0.13	$ 0.19
AFFO per common share/Common Unit													$ 0.17	$ 0.22
Weighted-average diluted common shares/Common Units [3]													121,635	124,580

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.
2. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.
3. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.

13

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Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited)

(Amounts in thousands, except per share metrics)

For The Nine Months Ended September 30,	Summit Wholly-Owned 2025	Summit Wholly-Owned 2024	GIC Joint Venture (1) 2025	GIC Joint Venture (1) 2024	Other Joint Ventures (1) 2025	Other Joint Ventures (1) 2024	Combined 2025	Combined 2024	GIC JV Pro Rata Adj 2025	GIC JV Pro Rata Adj 2024	Other JVs Pro Rata Adj 2025	Other JVs Pro Rata Adj 2024	Pro Rata 2025	Pro Rata 2024
Net (loss) income	$ (3,217)	$ 45,996	$ (6,462)	$ (8,426)	$ 579	$ 405	$ (9,100)	$ 37,975	$ 3,109	$ 4,052	$ (58)	$ (41)	$ (6,049)	$ 41,986
Preferred dividends	(11,906)	(11,906)	—	—	—	—	(11,906)	(11,906)	—	—	—	—	(11,906)	(11,906)
Distributions to and accretion of redeemable non-controlling interests	(1,970)	(1,970)	—	—	—	—	(1,970)	(1,970)	—	—	—	—	(1,970)	(1,970)
Net (loss) income applicable to common shares and Common Units	**(17,093)**	**32,120**	**(6,462)**	**(8,426)**	**579**	**405**	**(22,976)**	**24,099**	**3,109**	**4,052**	**(58)**	**(41)**	**(19,925)**	**28,110**
Real estate-related depreciation	58,118	57,520	48,674	45,864	3,629	3,206	110,421	106,590	(23,850)	(22,473)	(362)	(321)	86,209	83,796
Loss (gain) on disposal of assets and other dispositions, net	38	(28,271)	98	(187)	—	19	136	(28,439)	(49)	92	—	(2)	87	(28,349)
FFO applicable to common shares and Common Units	**41,063**	**61,369**	**42,310**	**37,251**	**4,208**	**3,630**	**87,581**	**102,250**	**(20,790)**	**(18,329)**	**(420)**	**(364)**	**66,371**	**83,557**
Amortization of deferred financing costs	3,231	3,481	1,899	1,354	149	45	5,279	4,880	(931)	(663)	(15)	(5)	4,333	4,212
Amortization of franchise fees	273	258	257	236	—	—	530	494	(126)	(116)	—	—	404	378
Amortization of intangible assets	(24)	1	811	2,519	—	—	787	2,520	(397)	(1,234)	—	—	390	1,286
Equity based compensation	6,754	6,337	—	—	—	—	6,754	6,337	—	—	—	—	6,754	6,337
Transaction costs	—	10	—	—	—	—	—	10	—	—	—	—	—	10
Debt transaction costs	1	627	323	20	14	—	338	647	(158)	(10)	(1)	—	179	637
Gain on extinguishment of debt	—	(3,000)	—	—	—	—	—	(3,000)	—	—	—	—	—	(3,000)
Non-Cash Interest Income (2)	—	(400)	—	—	—	—	—	(400)	—	—	—	—	—	(400)
Non-cash lease expense, net	354	348	20	(16)	—	—	374	332	(10)	8	—	—	364	340
Casualty losses (gains), net	880	743	291	(984)	23	(396)	1,194	(637)	(143)	482	(2)	40	1,049	(115)
Deferred tax expense (benefit)	588	—	48	(3)	—	—	636	(3)	(24)	1	—	—	612	(2)
Other	640	493	—	473	245	—	885	966	3	(230)	(25)	—	863	736
AFFO applicable to common shares and common units (3)	**$ 53,760**	**$ 70,267**	**$ 45,959**	**$ 40,850**	**$ 4,639**	**$ 3,279**	**$ 104,358**	**$ 114,396**	**$ (22,576)**	**$ (20,091)**	**$ (463)**	**$ (329)**	**$ 81,319**	**$ 93,976**
FFO per common share/Common Unit													$ 0.54	$ 0.67
AFFO per common share/Common Unit													$ 0.66	$ 0.76
Weighted-average diluted common shares/Common Units (3)													123,211	124,389

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.
2. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.
3. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.

14

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15 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Pro Forma Operating Results - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Three Months Ended September 30,	INN Wholly-Owned (53 Hotels)		GIC Joint Venture (41 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (97 Hotels)	
	2025	2024	2025	2024	2025	2024	2025	2024
Pro Forma Operating Data [(1)]								
Occupancy	74.1 %	74.4 %	72.8 %	73.4 %	77.5 %	77.4 %	73.7 %	74.1 %
ADR	$ 162.80	$ 168.87	$ 151.35	$ 157.74	$ 158.15	$ 154.15	$ 158.25	$ 164.23
RevPAR	$ 120.59	$ 125.60	$ 110.26	$ 115.80	$ 122.50	$ 119.29	$ 116.57	$ 121.62
Occupancy change	*(0.4)%*		*(0.8)%*		*0.1 %*		*(0.5)%*	
ADR change	*(3.6)%*		*(4.1)%*		*2.6 %*		*(3.6)%*	
RevPAR change	*(4.0)%*		*(4.8)%*		*2.7 %*		*(4.2)%*	
Pro forma total revenues	$ 105,864	$ 108,988	$ 65,358	$ 67,956	$ 5,895	$ 5,593	$ 177,117	$ 182,537
Pro forma hotel EBITDA	$ 31,597	$ 36,562	$ 21,784	$ 24,801	$ 737	$ 817	$ 54,118	$ 62,180
Pro forma hotel EBITDA Margin	*29.8 %*	*33.5 %*	*33.3 %*	*36.5 %*	*12.5 %*	*14.6 %*	*30.6 %*	*34.1 %*

1. Unaudited pro forma information includes operating results for 97 hotels owned as of September 30, 2025, as if all such hotels had been owned by the Company since January 1, 2024. For any hotels acquired by the Company after January 1, 2024 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2024, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any hotels sold by the Company after January 1, 2024 (the "Disposed Hotels"), the Company excludes the financial results of each of the Disposed Hotels from January 1, 2024 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

16

SUMMIT HOTEL PROPERTIES

Pro Forma Operating Results - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

	INN Wholly-Owned (53 Hotels)		GIC Joint Venture (41 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (97 Hotels)	
For The Nine Months Ended September 30,	**2025**	**2024**	**2025**	**2024**	**2025**	**2024**	**2025**	**2024**
Pro Forma Operating Data [(1)]								
Occupancy	74.1 %	73.7 %	74.7 %	76.1 %	85.1 %	81.6 %	74.5 %	74.8 %
ADR	$ 164.98	$ 171.38	$ 163.46	$ 163.55	$ 218.14	$ 211.97	$ 165.56	$ 169.07
RevPAR	$ 122.26	$ 126.24	$ 122.05	$ 124.53	$ 185.63	$ 172.91	$ 123.42	$ 126.45
Occupancy change	*0.6 %*		*(1.9)%*		*4.3 %*		*(0.3)%*	
ADR change	*(3.7)%*		*(0.1)%*		*2.9 %*		*(2.1)%*	
RevPAR change	*(3.2)%*		*(2.0)%*		*7.4 %*		*(2.4)%*	
Pro forma total revenues	$ 317,212	$ 325,829	$ 214,196	$ 218,262	$ 23,104	$ 21,377	$ 554,512	$ 565,468
Pro forma hotel EBITDA	$ 99,133	$ 112,601	$ 81,535	$ 85,459	$ 7,476	$ 6,284	$ 188,144	$ 204,344
Pro forma hotel EBITDA Margin	*31.3 %*	*34.6 %*	*38.1 %*	*39.2 %*	*32.4 %*	*29.4 %*	*33.9 %*	*36.1 %*

1. Unaudited pro forma information includes operating results for 97 hotels owned as of September 30, 2025, as if all such hotels had been owned by the Company since January 1, 2024. For any Acquired Hotels, the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the Pre-acquisition Period. The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any Disposed Hotels, the Company excludes the financial results of each of the Disposed Hotels from January 1, 2024 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

17

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18 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Capitalization - Total Enterprise Value (Unaudited)

(Amounts in thousands, except common share price & dividends)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Common Share Price & Dividends					
At quarter ended	$ 5.49	$ 5.09	$ 5.41	$ 6.85	$ 6.86
High during quarter ended	$ 6.00	$ 5.56	$ 6.96	$ 7.22	$ 7.08
Low during quarter ended	$ 4.61	$ 3.57	$ 5.28	$ 5.94	$ 5.66
Common dividends per share	$ 0.08	$ 0.08	$ 0.08	$ 0.08	$ 0.08
Common Shares & Units					
Common shares outstanding	108,803	108,812	112,222	108,436	108,453
Common units outstanding	13,009	13,009	13,009	15,933	15,943
Total common shares and units outstanding	121,812	121,821	125,231	124,369	124,396
Capitalization					
Market value of common equity at quarter end	$ 668,748	$ 620,069	$ 677,500	$ 851,928	$ 853,357
Par value of preferred equity - 6.250% Series E	160,000	160,000	160,000	160,000	160,000
Par value of preferred equity - 5.875% Series F	100,000	100,000	100,000	100,000	100,000
Par value of preferred equity - 5.250% Series Z	50,000	50,000	50,000	50,000	50,000
Consolidated total debt	1,433,483	1,434,703	1,427,359	1,408,007	1,348,544
Less: Consolidated unrestricted cash	(41,135)	(39,490)	(48,194)	(40,637)	(51,698)
Consolidated total enterprise value	2,371,096	2,325,282	2,366,665	2,529,298	2,460,203
Noncontrolling interest in consolidated total debt - GIC JV	(327,311)	(325,460)	(325,492)	(325,579)	(301,112)
Noncontrolling interest in consolidated total debt - Other JVs	(5,800)	(5,800)	(4,559)	(4,606)	(4,653)
Noncontrolling interest in consolidated total cash - GIC JV	7,116	6,140	11,720	7,956	10,044
Noncontrolling interest in consolidated total cash - Other JVs	239	258	215	218	283
Pro rata total enterprise value	$ 2,045,340	$ 2,000,420	$ 2,048,549	$ 2,207,287	$ 2,164,765

19

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Debt Schedule - Part I (Unaudited)

(Amounts in thousands except for number of properties)

As of September 30, 2025	Spread	Base Rate	Interest Rate	Fixed/ Variable	Fully-Extended Maturity Date	Number of Encumbered Properties	Principal Outstanding	Non-controlling Interests	Pro Rata Principal Outstanding
Senior Credit Facility									
$400 Million Revolver	1.95%	4.42%	6.37%	Variable	06/21/2028	n/a	$ 20,000	$ —	$ 20,000
$200 Million Term Loan	1.90%	4.42%	6.32%	Variable	06/21/2028	n/a	200,000	—	200,000
Total Senior Credit and Term Loan Facility							220,000	—	220,000
Convertible Notes	n/a	n/a	1.50%	Fixed	02/15/2026	n/a	287,500	—	287,500
Term Loans									
Regions Bank 2024 Term Loan Facility	1.90%	4.42%	6.32%	Variable	02/26/2029	n/a	200,000	—	200,000
$275 Million 2025 Delayed Draw Term Loan	1.90%	4.23%	6.13%	Variable	03/27/2030	n/a	—	—	—
							200,000	—	200,000
							707,500	—	707,500
Brickell Joint Venture Mortgage Loan									
Wells Fargo Bank, N.A.	2.60%	4.28%	6.88%	Variable	05/15/2030	2	58,000	(5,800)	52,200
GIC Joint Venture Credit Facility and Term Loans									
$125 Million Revolver	2.15%	4.42%	6.57%	Variable	09/15/2028	n/a	125,000	(61,250)	63,750
$125 Million Term Loan	2.10%	4.42%	6.52%	Variable	09/15/2028	n/a	125,000	(61,250)	63,750
Bank of America, N.A. 2025 Term Loan	2.35%	4.32%	6.67%	Variable	07/24/2030	n/a	400,000	(196,000)	204,000
Wells Fargo	n/a	n/a	4.99%	Fixed	06/06/2028	1	12,323	(6,038)	6,285
PACE Loan	n/a	n/a	6.10%	Fixed	07/31/2040	n/a	5,660	(2,773)	2,887
Total GIC Joint Venture Credit Facility and Term Loans						1	667,983	(327,311)	340,672
Total Joint Venture Debt						3	725,983	(333,111)	392,872
Total Debt						3	$ 1,433,483	$ (333,111)	$ 1,100,372

20

SUMMIT HOTEL PROPERTIES

21 Debt Schedule - Part II (Unaudited) (Amounts in thousands) Principal Amount Fixed Debt Variable Debt Effective Interest As of September 30, 2025 Outstanding Outstanding Outstanding Rate Total Debt $ 1,433,483 $ 305,483 $ 1,128,000 5.50 % Non-controlling Interests in Joint Ventures (333,111) (8,811) (324,300) Pro Rata Debt $ 1,100,372 $ 296,672 $ 803,700 5.17% % of Pro Rata Debt 100% 27% 73 % Pro Rata Adjustment for Swaps in Effect — 530,200 (530,200) Pro Rata Debt Including Swaps $ 1,100,372 $ 826,872 $ 273,500 4.52% % of Pro Rata Debt Including Swaps 100% 75% 25 % Notional Effective Maturity Interest Rate Swaps Value Swap Rate Date Date Regions - 2018 - $125mm $ 125,000 2.9170 % December 31, 2018 December 31, 2025 Capital One - 2022 - $100mm 100,000 2.6000 % January 31, 2023 January 31, 2027 Regions - 2022 - $100mm 100,000 2.5625 % January 31, 2023 January 31, 2029 Capital One - 2023 - $100mm 100,000 3.3540 % July 1, 2023 January 13, 2026 Wells Fargo - 2023 - $100mm 100,000 3.3540 % July 1, 2023 January 13, 2026 Wells Fargo - 2024 - $100mm 100,000 3.7650 % October 1, 2024 January 13, 2026 Wells Fargo - 2025 - $58mm 58,000 3.5740 % June 2, 2025 May 15, 2028 Bank of America - 2025 - $150mm 150,000 3.2605 % January 13, 2026 January 13, 2028 Fifth-Third Bank - 2025 - $150mm 150,000 3.2650 % January 13, 2026 January 13, 2028 Total Swaps $ 983,000 3.1682%

22 Debt Schedule - Part III (Unaudited) (1) Amounts are in millions ($) and assumes fully-extended maturities for all loans. Reflects pro rata debt totals. (2) Represents the pro-rata maturity of the $400 million GIC Term Loan that was refinanced in July 2025. Pro Rata Debt Maturity Ladder at September 30, 2025 $20.0 $287.5 $200.0 $127.5 $0.0 $52.2 $200.0 $204.0 $6.3 $2.9 $400M Senior Revolver Convertible Senior Notes $200M Senior Term Loan $200M GIC JV Credit Facility Brickell JV Mortgage Debt $200M Senior Term Loan $400M GIC JV Term Loan Mortgage Debt 2025 2026 2027 2028 2029 2030 2031 + 0 100 200 300 400 500 600 $275 Million Delayed Draw Term Loan in place to refinance Convertible Senior Notes in February 2026 $275.0 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ | | | | | | | | | | | (1) (2)

23 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership)				
Hyatt Place - Denver South/Park Meadows	1	127	Upscale	Suburban
Hyatt Place - Denver Tech Center	1	126	Upscale	Suburban
Hyatt Place - Scottsdale/Old Town	1	126	Upscale	Resort
Holiday Inn Express & Suites - San Francisco/Fisherman's Wharf	1	252	Upper Midscale	Urban
Courtyard - Dallas/Arlington South	1	103	Upscale	Suburban
Residence Inn - Dallas/Arlington South	1	96	Upscale	Suburban
Hyatt Place - Orlando/Convention Center	1	151	Upscale	Resort
Hyatt Place - Orlando/Universal	1	150	Upscale	Resort
Hyatt Place - Minneapolis/Downtown	1	213	Upscale	Urban
Springhill Suites - Nashville MetroCenter	1	78	Upscale	Urban
Courtyard - New Orleans Downtown Near the French Quarter	1	140	Upscale	Urban
Hyatt Place - Portland Airport/Cascade Station	1	136	Upscale	Airport
Residence Inn - Portland Airport at Cascade Station	1	124	Upscale	Airport
Courtyard - New Orleans/Metairie	1	153	Upscale	Suburban
Staybridge Suites - Denver/Cherry Creek	1	121	Upscale	Suburban
Hyatt House - Denver Tech Center	1	135	Upscale	Suburban
Courtyard - Atlanta Downtown	1	150	Upscale	Urban
Hyatt Place - Garden City	1	122	Upscale	Suburban
Residence Inn - New Orleans/Metairie	1	120	Upscale	Suburban
Hilton Garden Inn - Greenville	1	120	Upscale	Suburban
Fairfield Inn & Suites - Louisville Downtown	1	140	Upper Midscale	Urban

24

SUMMIT HOTEL PROPERTIES

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership), (cont.)				
SpringHill Suites - Louisville Downtown	1	198	Upscale	Urban
SpringHill Suites - Indianapolis Downtown	1	156	Upscale	Urban
Courtyard - Indianapolis Downtown	1	297	Upscale	Urban
Hampton Inn & Suites - San Diego/Poway	1	108	Upper Midscale	Suburban
Hampton Inn & Suites - Camarillo	1	116	Upper Midscale	Suburban
Hilton Garden Inn - Houston/Galleria Area	1	182	Upscale	Urban
Doubletree by Hilton San Francisco Airport North Bayfront	1	210	Upscale	Airport
Hilton Garden Inn - Houston/Energy Corridor	1	190	Upscale	Suburban
Hampton Inn & Suites - Austin/Downtown/Convention Center	1	209	Upper Midscale	Urban
Hampton Inn & Suites - Minneapolis/Downtown	1	211	Upper Midscale	Urban
Residence Inn - Bridgewater/Branchburg	1	101	Upscale	Suburban
Hyatt House - Across From Universal Orlando Resort	1	168	Upscale	Resort
Residence Inn - Baltimore/Hunt Valley	1	141	Upscale	Suburban
Hotel Indigo - Asheville Downtown	1	116	Upper Upscale	Urban
Courtyard - Atlanta Decatur Downtown/Emory	1	179	Upscale	Suburban
Courtyard - Nashville Vanderbilt/West End	1	226	Upscale	Urban
Residence Inn - Atlanta Midtown/Peachtree at 17th	1	160	Upscale	Urban
Hyatt House - Miami Airport	1	163	Upscale	Airport
Marriott - Boulder	1	165	Upper Upscale	Urban
Hyatt Place - Chicago/Downtown-The Loop	1	206	Upscale	Urban
Hyatt Place - Phoenix/Mesa	1	152	Upscale	Suburban
Courtyard - Fort Lauderdale Beach	1	261	Upscale	Resort

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SUMMIT HOTEL PROPERTIES

26 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership), (cont.) Courtyard - Charlotte City Center 1 182 Upscale Urban Hampton Inn & Suites - Baltimore Inner Harbor 1 116 Upper Midscale Urban Residence Inn - Baltimore Downtown/Inner Harbor 1 189 Upscale Urban Courtyard - Kansas City Country Club Plaza 1 123 Upscale Urban Courtyard - Fort Worth Downtown/Blackstone 1 203 Upscale Urban AC Hotel - Atlanta Downtown 1 255 Upscale Urban Hilton Garden Inn - Waltham 1 148 Upscale Suburban Residence Inn - Cleveland Downtown 1 175 Upscale Urban Courtyard - New Haven at Yale 1 207 Upscale Urban Residence Inn - Boston/Watertown 1 150 Upscale Suburban INN Wholly-Owned (100% Ownership) 53 8,546 (2)

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
GIC Joint Venture (51% Ownership)				
Courtyard - Scottsdale North	1	153	Upscale	Resort
Springhill Suites - Scottsdale North	1	121	Upscale	Resort
Hampton Inn & Suites - Tampa/Ybor City/Downtown	1	138	Upper Midscale	Urban
Homewood Suites - Aliso Viejo/Laguna Beach	1	129	Upscale	Suburban
Courtyard - Pittsburgh Downtown	1	183	Upscale	Urban
Homewood Suites - Tucson/St. Philip's Plaza University	1	122	Upscale	Resort
Hampton Inn & Suites - Silverthorne	1	88	Upper Midscale	Resort
Hilton Garden Inn - San Jose / Milpitas	1	161	Upscale	Suburban
Residence Inn - Portland Downtown / Riverplace	1	258	Upscale	Urban
Residence Inn - Portland / Hillsboro	1	122	Upscale	Suburban
Residence Inn - Steamboat Springs	1	110	Upscale	Small Metro/Town
Embassy Suites - Tucson / Paloma Village	1	120	Upper Upscale	Resort
Residence Inn - Scottsdale North	1	120	Upscale	Resort
AC Hotel - Dallas Downtown	1	128	Upscale	Urban
Residence Inn - Dallas Downtown	1	121	Upscale	Urban
Hampton Inn & Suites - Dallas Downtown	1	176	Upper Midscale	Urban
SpringHill Suites - Dallas Downtown	1	148	Upscale	Urban
Hilton Garden Inn - Grapevine at Silver Lake Crossing	1	152	Upscale	Airport
Holiday Inn Express & Suites - DFW / Grapevine	1	95	Upper Midscale	Airport
Courtyard - Dallas DFW Airport / North Grapevine	1	181	Upscale	Airport
TownePlace Suites - Dallas / Grapevine	1	120	Upper Midscale	Airport
Hyatt Place - Dallas / Grapevine	1	125	Upscale	Airport

27

SUMMIT HOTEL PROPERTIES

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
GIC Joint Venture (51% Ownership)				
AC Hotel - Dallas / Frisco	1	150	Upscale	Suburban
Residence Inn - Dallas / Frisco	1	150	Upscale	Suburban
Canopy Hotel - Dallas / Frisco Station	1	150	Upper Upscale	Suburban
Residence Inn - Tyler	1	119	Upscale	Small Metro/Town
Hilton Garden Inn - Longview	1	122	Upscale	Small Metro/Town
AC Hotel - Houston Downtown	1	195	Upscale	Urban
Homewood Suites - Midland	1	118	Upscale	Suburban
Hyatt Place - Lubbock	1	125	Upscale	Urban
Courtyard - Amarillo Downtown (2)	1	107	Upscale	Urban
Embassy Suites - Amarillo Downtown	1	226	Upper Upscale	Urban
AC Hotel - Oklahoma City / Bricktown	1	142	Upscale	Urban
Hyatt Place - Oklahoma City / Bricktown	1	134	Upscale	Urban
Holiday Inn Express & Suites - Oklahoma City Downtown / Bricktown	1	124	Upper Midscale	Urban
SpringHill Suites - New Orleans Downtown / Canal Street	1	74	Upscale	Urban
TownePlace Suites - New Orleans Downtown / Canal Street	1	105	Upper Midscale	Urban
Canopy Hotel - New Orleans Downtown	1	176	Upper Upscale	Urban
The Nordic Lodge - Steamboat Springs	1	45	Independent	Small Metro/Town
Hampton Inn Boston-Logan Airport	1	250	Upper Midscale	Airport
Hilton Garden Inn Tysons Corner	1	149	Upscale	Urban
GIC Joint Venture (51% Ownership)	**41**	**5,732**		

28

SUMMIT HOTEL PROPERTIES

29 Asset Listing (Unaudited) (1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX. (2) Asset was sold during October 2025. Hotels Rooms STR Chain Scale STR Location Other Joint Ventures (90% Ownership) AC Hotels by Marriott - Miami Brickell 1 156 Upscale Urban Element - Miami Brickell 1 108 Upscale Urban Onera - Fredericksburg 1 35 N/A Small Metro/Town Other Joint Ventures (90% Ownership) 3 299 Pro Forma 97 14,577

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